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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest Event Reported)
                                December 5, 2000
                                ----------------

GREENPOINT MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of December 1, 2000, providing for the issuance of GreenPoint Home Equity Loan Trust 2000-3 Home Equity Loan Asset-Backed Notes).

                       GreenPoint Mortgage Securities Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                    333-95349                68-0397342
----------------------------         -----------------       ------------------
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
     of Incorporation)                   Number)             Identification No.)

700 Larkspur Landing Circle                                        94939
Suite 240                                                        ----------
Larkspur, California                                             (Zip Code)
---------------------------------------
(Address of Principal Executive Offices)

Registrant's telephone number, including area code  (415) 925-5710
                                                    --------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events


                  The audited financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999, prepared in accordance with generally accepted accounting principles, and the unaudited interim financial statements of FGIC as of September 30, 2000 and for the periods ending September 30, 2000 and September 30, 1999, are hereby filed and incorporated by reference in the registration statement (No. 333-95349) of GreenPoint Mortgage Securities Inc and shall be deemed a part hereof.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable

        (b) Not applicable.

        (c) Exhibits
            --------

             23.1 Consent of KPMG LLP, dated as of December 13, 2000, in connection with the financial statements of Financial Guaranty Insurance Company as of December 31, 1999 and December 31, 1998.

             99.1 Audited financial statements of Financial Guaranty Insurance Company as of December 31, 1999 and December 31, 1998.

             99.2 Unaudited interim financial statements of Financial Guaranty Insurance Company as of September 30, 2000 and September 30, 1999.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENPOINT MORTGAGE SECURITIES INC.


                                            By: /s/ David Molumby
                                               ---------------------------------
                                               Name: David Molumby
                                               Title: Vice President

Dated:  December 13, 2000




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                                  Exhibit Index

Exhibit
-------

23.1 Consent of KPMG LLP, dated as of December 13, 2000, in connection with the financial statement of Financial Guaranty Insurance Company as of December 31, 1999 and December 31, 1998.

99.1 Audited financial statements of Financial Guaranty Insurance Company as of December 31, 1999 and December 31, 1998.

99.2 Unaudited interim financial statements of Financial Guaranty Insurance Company as of September 30, 2000 and September 30, 1999.